SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8 - K


                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported) : November 14, 2002


                               CALPROP CORPORATION
             (Exact name of registrant as specified in its charter)


            California                                1-6844                    95-4044835
---------------------------------------   ------------------------------   ---------------------
   (State or other jurisdiction of           (Commission File Number)        (I.R.S. Employer
   incorporation or organization)                                           Identification No.)

    13160 Mindanao Way, Suite 180, Marina Del Rey, California                    90292
-------------------------------------------------------------                 -------------
    (Address of principal executive offices)                                    (Zip Code)

   (Registrant's telephone number, including area code)  (310) 306-4314
                                                       ------------------

                                 Not Applicable
                    (Former name, former address and former
                  fiscal year, if changed since last report.)

ITEM 5.   OTHER EVENTS.

     On November 14, 2002, Calprop Corporation issued a press release announcing its results of operations for the quarter ended September 30, 2002 and discussing certain other matters. The press release is filed as an exhibit hereto.

ITEM 7.   EXHIBITS.

     The following exhibits are filed with this current report on Form 8 - K:

     Exhibit No.               Description
     -----------               -----------
         99         Press Release dated November 14, 2002 issued by Calprop
                    Corporation



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        CALPROP CORPORATION






                   By:   /s/ Mark F. Spiro
                       ---------------------------------------------
                        Mark F. Spiro
                        Vice President/Secretary/Treasurer
                        (Chief Financial and Accounting Officer)
                        November 14, 2002


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